SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2016

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

127 Flynt Road
Laurel, Mississippi		39443
(Address of principal executive offices)		(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On December 15, 2016, the Registrant issued a press release announcing its earnings for its fiscal quarter and year ended October 31, 2016. The press release is furnished herewith as Exhibit 99.1. Also on December 15, 2016, the Registrant held a conference call to discuss its earnings for its fiscal quarter and year ended October 31, 2016. A transcript of the conference call is furnished herewith as Exhibit 99.2. The information in the press release and transcript is not to be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into the Registrant’s filings under the Securities Act of 1933, as amended (the “Securities Act”).

CAUTIONARY STATEMENT REGARDING RISKS AND UNCERTAINTIES THAT MAY AFFECT FUTURE PERFORMANCE

Exhibit 99.2 to this Current Report may include forward-looking statements within the meaning of the “Safe Harbor” provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, the risks described in Exhibit 99.1 to this report and in the Registrant’s Annual Report on Form 10-K for the year ended October 31, 2016. The risks cannot be controlled by the Company. Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of Sanderson Farms. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors cannot be controlled by the Company. When used in this report, the words “believes,” “expects,” “anticipates,” “estimates,” “model,” “should,” “plans” and similar words are intended to identify forward-looking statements. Examples of forward-looking statements include statements about management’s beliefs about future earnings, production levels, expenditures, grain prices and supply, global economic conditions, supply and demand factors and other industry conditions.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are furnished with this Current Report:

Exhibit No.	Description

99.1	Press release of Sanderson Farms, Inc. dated December 15, 2016.

99.2	Transcript of conference call held by Sanderson Farms, Inc. on December 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC.

(Registrant)

Date: December 16, 2016	By:	/s/ D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Sanderson Farms, Inc. dated December 15, 2016.

99.2	Transcript of conference call held by Sanderson Farms, Inc. on December 15, 2016.